United States Securities And Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 20, 2006

Heartland Oil and Gas Corp.

Incorporated in Nevada

Commission File Number 000-32669 IRS                  ID No. 91-1918326

1625 Broadway, Suite 1480
Denver, Colorado 80202
Telephone: (303) 405-8450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Bylaws

On March 20, 2006, the board of directors of Heartland Oil and Gas Corporation unanimously consented to the amendment of Heartland’s bylaws. The amended bylaws are in Exhibit 3.1 to this Form 8-K..

Item 9.01 Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Heartland Oil and Gas Corp.

______________________________
Signature:

Pursuant to the requirements of the Securities Exchange Act of 1934, Heartland has caused this report to be signed on its behalf by the undersigned authorized officer
.
Heartland Oil and Gas Corp.

March 24, 2006

/s/ Philip S. Winner

Philip S. Winner
Chief Executive Officer